Exhibit 10.1

EXECUTION VERSION

HUNTSMAN INTERNATIONAL LLC

$350,000,000 8 5/8% Senior Subordinated Notes due 2021

guaranteed on a senior subordinated basis as to the

payment of principal, premium,
if any, and interest by

AIRSTAR CORPORATION

HUNTSMAN ADVANCED MATERIALS AMERICAS LLC

HUNTSMAN ADVANCED MATERIALS LLC

HUNTSMAN AUSTRALIA INC.

HUNTSMAN CHEMICAL PURCHASING CORPORATION

HUNTSMAN ENTERPRISES, INC.

HUNTSMAN ETHYLENEAMINES LLC

HUNTSMAN FUELS LLC

HUNTSMAN INTERNATIONAL FINANCIAL LLC

HUNTSMAN INTERNATIONAL FUELS LLC

HUNTSMAN INTERNATIONAL TRADING CORPORATION

HUNTSMAN MA INVESTMENT CORPORATION

HUNTSMAN MA SERVICES CORPORATION

HUNTSMAN PETROCHEMICAL LLC

HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION

HUNTSMAN PROCUREMENT CORPORATION

HUNTSMAN PROPYLENE OXIDE LLC

HUNTSMAN PURCHASING, LTD.

POLYMER MATERIALS INC.

TIOXIDE AMERICAS LLC
TIOXIDE GROUP

Exchange and Registration Rights Agreement

September 24, 2010

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Barclays Capital Inc.

Banc of America Securities LLC

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

HSBC Securities (USA) Inc.

c/o Goldman Sachs & Co.
200 West Street
New York, New York 10004

Ladies and Gentlemen:

Huntsman International LLC, a Delaware limited liability company (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $350,000,000 aggregate principal amount of the Company’s 8 5/8% Senior Subordinated Notes due 2021, which are guaranteed on a senior subordinated basis by each of the guarantors listed on Schedule I hereto.

Pursuant to the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company and the Guarantors agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1.             Certain Definitions.  For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Exchange and Registration Rights Agreement.

“broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Closing Date” shall mean the date on which the Securities are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Effective Time” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Registration” shall have the meaning assigned thereto in Section 3(c) hereof.

“Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Securities” shall have the meaning assigned thereto in Section 2(a) hereof.

“Guarantee” shall have the meaning assigned thereto in the Indenture.

“Guarantor” shall have the meaning assigned thereto in the Indenture.

“holder” shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Indenture” shall mean the Indenture, dated as of September 24, 2010, between the Company, the Guarantors and Wells Fargo Bank, N.A., as Trustee, as the same shall be amended from time to time relating to the Securities.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

“person” shall mean a corporation, association, partnership, limited liability company, organization, business, individual, government or political subdivision thereof or governmental agency.

“Purchase Agreement” shall mean the Purchase Agreement, dated as of September 14, 2010, among the Purchasers, the Guarantors and the Company relating to the Securities.

“Purchasers” shall mean the Purchasers named in Schedule I to the Purchase Agreement.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Security has been effected within the 120-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Security may be sold to the public in accordance with Rule 144 per the person that is not an “affiliate” (as defined in Rule 144) of the Company where no conditions of Rule 144 are then applicable (other than the holding period requirement in paragraph (d) of Rule 144, so long as such holding period requirement is satisfied at such time of determination); or (v) such Security shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(c) hereof.

“Registration Default Period” shall have the meaning assigned thereto in Section 2(c) hereof.

“Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.

“Resale Period” shall have the meaning assigned thereto in Section 2(a) hereof.

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

“Rule 144,” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities” shall mean, collectively, the $350,000,000 in aggregate principal amount of the Company’s 8 5/8% Senior Subordinated Notes due 2021 to be issued and sold to the Purchasers pursuant to the Purchase Agreement, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture (other than Exchange Securities).  Each Security is entitled to the benefit of the Guarantee provided for in the Indenture and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Registrable Security” shall include a reference to the related Guarantee.

“Securities Act” shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b) hereof.

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b) hereof.

“Special Interest” shall have the meaning assigned thereto in Section 2(c) hereof.

“Trustee” shall have the meaning assigned thereto in the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

2.             Registration Under the Securities Act.

(a)           Except as set forth in Section 2(b) below, the Company and the Guarantors agree to use their reasonable best efforts to file under the Securities Act a registration statement relating to offers to exchange (such registration statement, the “Exchange Registration Statement,” and such offers, collectively, the “Exchange Offer”) any and all of the Registrable Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Guarantors, which debt securities and guarantee are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for registration rights or the Special Interest contemplated in Section 2(c) below (such new debt securities and guarantee hereinafter called “Exchange Securities”).  The Company and the Guarantors agree to use their reasonable best efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later than June 21, 2011.  The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act.  The Company further agrees to use its reasonable best efforts to commence and complete the Exchange Offer within 45 days after the date the Exchange Registration Statement is declared effective by the Commission, hold the Exchange Offer open for at least 20 days (or longer if required by applicable law) and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer.  The Exchange Offer will be deemed to have been “completed” only if the debt securities and related guarantee received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America, it being understood that broker-dealers receiving Exchange Securities will be subject to certain prospectus delivery requirements with respect to resale of the Exchange Securities.  The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 days following the commencement of the Exchange Offer.  The Company and the Guarantors agree (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 120th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities.  With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

Each holder that participates in the Exchange Offer will be required, as a condition to its participation in the Exchange Offer, to represent to the Company in writing (which may be contained in the applicable letter of transmittal) (i) that any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement of the Exchange Offer, such holder has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the Securities Act, (iii) that such holder is not an “affiliate” of the Company as such term is defined in Rule 405 promulgated under the Securities Act, (iv) if such holder is a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Securities; and (v) if such holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making or other trading activities (an “Exchanging Dealer”), that it will deliver a prospectus in connection with the resale of such Exchange Securities.  A broker-dealer that is not able to make the representation in clause (v) above will not be permitted to participate in the Exchange Offer.

(b)           If on or prior to the time the Exchange Offer is completed, any law or the existing Commission interpretations are changed such that (i) the debt securities or the related guarantee received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) for any other reason the Exchange Offer has not been completed within 45 days after June 21, 2011 or (iii) the Exchange Offer is not available to any holder of the Securities by reason of U.S. law or Commission policy (other than due solely to the status of such holder as an affiliate of the Company within the meaning of the Securities Act or as an Exchanging Dealer), the Company and the Guarantors shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act as soon as practicable, and cause to become or be declared effective no later of 90 days after the time such obligation to file arises, a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”).  The Company and the Guarantors agree to use its reasonable best efforts (x) to cause the Shelf Registration Statement to become or be declared effective and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding; provided, however, that (I) no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder and (II) the Company shall be permitted to take any action that would suspend the effectiveness of a Shelf Registration Statement or result in holders covered by a Shelf Registration Statement not being able to offer and sell such Securities if (i) such action is required by law or (ii) such action is taken by the Company in good faith and for valid business reasons involving a material undisclosed event, and (y) after the Effective Time of the Shelf Registration Statement, within 30 days following the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof.  The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

(c)           In the event that (i) the Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (ii) the Exchange Offer has not been completed within 45 business days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iii) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue at a per annum rate of 0.125% for the first 90 days of the Registration Default Period, at a per annum rate of 0.25% for the second 90 days of the Registration Default Period, at a per annum rate of 0.375% for the third 90 days of the Registration Default Period and at a per annum rate of 0.5% thereafter for the remaining portion of the Registration Default Period; provided, however, that Special Interest shall not accrue if the failure of the Company to comply with its obligations hereunder is a result of the failure of any of the holders, underwriters, Purchasers or placement or sales agents to fulfill their respective obligations hereunder; and provided, further, Special Interest shall only accrue until, but excluding, the earlier of (1) the date on which such Registration Default has been cured or (2) the date on which the Securities accruing such Special Interest cease to be Registrable Securities.  Special Interest accrued for any period shall be payable at the relevant interest payment date for such period under the terms of the applicable series of Securities.

(d)           Notwithstanding the foregoing: (1) the amount of Special Interest that accrues will not increase because more than one Registration Default has occurred and is pending; (2) a holder of Registrable Securities or Exchange Securities who is not entitled to the benefits of the Shelf Registration Statement (including, but not limited to any such holder who has not returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof) will not be entitled to Special Interest with respect to a Registration Default that pertains to the Shelf Registration Statement; and (3) a holder of Registrable Securities constituting an unsold allotment from the original sale of the notes or who otherwise is not entitled to participate in the Exchange Offer will not be entitled to the accrual of Special Interest by reason of a Registration Default that pertains to the Exchange Offer.

(e)           The Company shall take, and shall cause the Guarantors to take, all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees under the registration statement contemplated in Section 2(a) or 2(b) hereof, as applicable.

(f)            Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3.             Registration Procedures.

If the Company and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a)           At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act.

(b)           In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c)           In connection with the Company’s and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Company and the Guarantors shall, as soon as reasonably practicable (or as otherwise specified):

(i)      use their reasonable best efforts to prepare and file with the Commission an Exchange Registration Statement on any form which may be utilized by the Company and the Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its best reasonable efforts to cause such Exchange Registration Statement to become effective no later than June 21, 2011;

(ii)     after the Effective Time of the Exchange Registration Statement, except as permitted hereunder, prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer may reasonably request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii)    after the Effective Time of the Exchange Registration Statement and during the Resale Period promptly notify each broker-dealer that has requested copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, which such notice, in the case of clauses (B), (C) and (D) shall require any broker-dealer to suspend the use of such prospectus until further notice;

(iv)    in the event that the Company and the Guarantors would be required, pursuant to Section 3(c)(iii)(D) above, to notify any broker-dealers holding Exchange Securities, prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, the Company shall not be required to amend or supplement such prospectus if (i) not permitted by law or (ii) the Company in good faith and for valid business reasons determines that to do so would involve disclosing a material undisclosed event;

(v)     use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date unless the Company in good faith and for valid business reasons determines that to do so would involve disclosing a material undisclosed event;

(vi)    use its reasonable best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process or taxation in any such jurisdiction or (3) make any changes to its incorporating documents or limited liability agreement or any other agreement between it and its stockholders or members;

(vii)   provide an ISIN and a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

(viii)  comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than 18 months after the effective date of such Exchange Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(d)                                 In connection with the Company’s and the Guarantors’ obligations with respect to the Shelf Registration, if applicable, the Company and the Guarantor shall, as soon as reasonably practicable (or as otherwise specified):

(i)                  prepare and file with the Commission, as soon as reasonably practicable but in any case within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as reasonably practicable but in any case within the time periods specified in Section 2(b);

(ii)               prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

(iii)            after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

(iv)           after the Effective Time of the Shelf Registration Statement, except as permitted hereunder, as soon as reasonably practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

(v)              comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi)           provide (A) the Electing Holders, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent, if any, therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders a copy of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(vii)        for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) above who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the reasonable judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii)   promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, which such notice, in the case of clauses (B), (C) and (D) shall require the suspension of the use of such prospectus until further notice;

(ix)           use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date unless the Company in good faith and for valid business reasons determines that to do so would involve disclosing a material undisclosed event;

(x)              if reasonably requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi)           furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) above a conformed copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including, upon request, all exhibits thereto and documents incorporated by reference therein) and such number of copies of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request that may be required in connection with the offering and disposition of the Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of the prospectus contained in the Shelf Registration Statement at the Effective Time thereof and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by such prospectus or any such supplement or amendment thereto;

(xii)        use reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process or taxation in any such jurisdiction or (3) make any changes to its incorporating documents or limited liability agreement or any other agreement between it and its stockholders or members;

(xiii)  unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

(xiv)  enter into one or more underwriting agreements, engagement letters, agency agreements, “best efforts” underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution (such indemnification and contribution obligations of the Company to be no more extensive than those contained in the Purchase Agreement), and take such other actions in connection therewith as any Electing Holders aggregating at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(xv)       whether or not an agreement of the type referred to in Section 3(d)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (or if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation, organization or formation and good standing of the Company and the Guarantors; the qualification of the Company and the Guarantors to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement, if any, of the type referred to in Section 3(d)(xiv) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(d)(xiv) hereof, except such approvals as may have been obtained or may be required under state securities or blue sky laws; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, if addressed to any underwriters, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial or accounting information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a “cold comfort” letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; and (D) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by any Electing Holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors;

(xvi)  notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement in any material respect pursuant to Section 9(h)

hereof and of any such amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xvii)  in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, cooperate with such broker-dealer in connection with any filings required to be made by FINRA;

(xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than 18 months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(e)                                  In the event that the Company would be required, pursuant to Section 3(d)(viii)(D) above, to notify the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall as soon as reasonably practicable prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, the Company shall not be required to amend or supplement such prospectus if (i) not permitted by law or (ii) the Company in good faith and for valid business reasons determines that to do so would involve disclosing a material undisclosed event.  Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(D) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(f)                                   In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company

may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act.  Each such Electing Holder agrees to (i) notify the Company as promptly as practicable of (A) any inaccuracy or change in information previously furnished by such Electing Holder to the Company or (B) of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (ii) promptly to furnish to the Company any additional information required to correct and update any previously furnished required information or so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g)                                  Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

4.                                      Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any FINRA registration, filing and review fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) hereof under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any fees and disbursements of one counsel for the Electing Holders or underwriters in connection with such qualification, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, and the expenses of preparing the Securities for delivery, (d) messenger, telephone and delivery expenses relating to the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (j) any fees charged by securities rating services for rating the Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”).  To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the reasonable Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor.  Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5.                                      Representations and Warranties.

The Company and the Guarantors, jointly and severally, represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Registrable Securities that:

(a)                                 Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(d)(viii)(D) or Section 3(c)(iii)(D) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(e) or Section 3(c)(iv) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof, as then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities, a placement or sales agent or an underwriter expressly for use therein.

(b)                                 Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and, as of such effective or filing date, none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities, a placement or sales agent or an underwriter expressly for use therein.

(c)                                  The compliance by the Company with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, except for such conflict, breach or default which (x) would not have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (any such event, a “Material Adverse Effect”) or (y) have been waived nor will such action result in any violation of the provisions of the organizational documents of the Company or the Guarantors or violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties except for such violation which would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Securities.

(d)                                 This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

6.                                      Indemnification.

(a)                                 Indemnification by the Company and the Guarantors.  The Company and the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each broker dealer selling Exchange Securities during the Resale Period, and each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Shelf Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder for any out-of-pocket legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (i) neither the Company nor any Guarantor shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any holder, placement or sales agent or underwriter expressly for use therein  and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any holder, placement agent or underwriter (or any person controlling such person) to the extent that any loss, claim, damage or liability of such person results from the fact that such person sold Securities to a person as to whom it shall be established that there was not sent or given, a copy of the final prospectus (or the final prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Securities to such person if (x) the Company has previously furnished copies thereof in sufficient quantity to such indemnified person and the loss, claim, damage or liability of such indemnified person results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the final prospectus (or the final prospectus as amended or supplemented) and (y) such loss, liability, claim, damage or expense would have been eliminated by the delivery of such corrected final prospectus or the final prospectus as then amended or supplemented.

(b)                                 Indemnification by the Holders and Any Agents and Underwriters.  As a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof or to entering into any underwriting agreement with respect thereto, each Electing Holder of such Registrable Securities and each underwriter named in any such underwriting agreement, severally and not jointly, will (i) indemnify and hold harmless the Company, the Guarantors, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c)                                  Notices of Claims, Etc.  Promptly after receipt by an indemnified party under Section 6(a) or Section 6(b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) above.  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  No indemnifying party shall be liable under this Section 6(c) for any settlement of any claim or action effected without its consent, which consent shall not be unreasonably withheld.

(d)                                 Contribution.  If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) above are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The holders’ and any underwriters’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e)                                  The obligations of the Company and the Guarantors under this Section 6 shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors and to each person, if any, who controls the Company or a Guarantor within the meaning of the Securities Act.

7.                                      Underwritten Offerings.

(a)                                 Selection of Underwriters.  If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

(b)                                 Participation by Holders.  Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.                                      Rule 144.

The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission.  Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

9.                                      Miscellaneous.

(a)                                 No Inconsistent Agreements.   The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

(b)                                 Remedy.  Special Interest pursuant to Section 2(c) hereof is the sole remedy available to holders of Registrable Securities in the event the Company does not comply with any of its registration and other obligations set forth in Section 2 herein.  In addition, the parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its other obligations under Sections 4, 6, or 8 hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of such obligations in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

(c)                                  Notices.  All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:  If to the Company, to it at 500 Huntsman Way, Salt Lake City, Utah 84108, Attention: General Counsel, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d)                                 Parties in Interest.  All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders.  In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement.  If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e)                                  Survival.  The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

(f)                                   Governing Law.  This Exchange and Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of law rules thereof.

(g)                                  Headings.  The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

(h)                                 Entire Agreement; Amendments.  This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter.  This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.  This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding.  Each holder of any of the Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i)                                     Inspection.  For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Exchange and Registration Rights Agreement) at the offices of the Trustee under the Indenture.

(j)                                    Counterparts.  This Exchange and Registration Rights Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(k)                                 Severability.  If any provision of this Exchange and Registration Rights Agreement, or the application thereof in any circumstances, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Exchange and Registration Rights Agreement shall not be affected or impaired thereby.

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Guarantors and the Company.  It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

HUNTSMAN INTERNATIONAL LLC

By:	/s/ John R. Heskett
	Name:	John R. Heskett
	Title:	Vice President, Planning and Treasurer

GUARANTORS

AIRSTAR CORPORATION
HUNTSMAN ADVANCED MATERIALS AMERICAS LLC
HUNTSMAN ADVANCED MATERIALS LLC
HUNTSMAN AUSTRALIA INC.
HUNTSMAN CHEMICAL PURCHASING CORPORATION
HUNTSMAN ENTERPRISES, INC.
HUNTSMAN ETHYLENEAMINES LLC
HUNTSMAN FUELS LLC
HUNTSMAN INTERNATIONAL FINANCIAL LLC
HUNTSMAN INTERNATIONAL FUELS LLC
HUNTSMAN INTERNATIONAL TRADING CORPORATION
HUNTSMAN MA INVESTMENT CORPORATION
HUNTSMAN MA SERVICES CORPORATION
HUNTSMAN PETROCHEMICAL LLC
HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION
HUNTSMAN PROCUREMENT CORPORATION
HUNTSMAN PROPYLENE OXIDE LLC
HUNTSMAN PURCHASING, LTD.
By: HUNTSMAN PROCUREMENT CORPORATION, its General Partner
POLYMER MATERIALS INC.

	By:	/s/ John R. Heskett
		Name:	John R. Heskett
		Title:	Vice President, Planning and Treasurer

Executed as a Deed by	TIOXIDE AMERICAS LLC
John R. Heskett
for and on behalf of
Tioxide Americas LLC	By:	/s/ John R. Heskett
in the presence of		Name:	John R. Heskett
		Title:	Vice President, Planning and Treasurer
/s/ Michelle Fujinami
Witness

2

TIOXIDE GROUP

By:	/s/ J. Kimo Esplin
	Name:	J. Kimo Esplin
	Title:	Director

By:	/s/ L. Russell Healy
	Name:	L .Russell Healy
	Title:	Director

3

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

BANC OF AMERICA SECURITIES LLC

By:	/s/ Henrik Dahlback
Name: Henrik Dahlback
Title: Director

BARCLAYS CAPITAL INC.

By:	/s/ Paul Cugno
Name: Paul Cugno
Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Barbara R. Matas
Name: Barbara R. Matas
Title: Managing Director

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Timothy Hunt
Name: Timothy Hunt
Title: Director

HSBC SECURITIES (USA) INC.

By:	/s/ Diane M. Kenna
Name: Diane M. Kenna
Title: Senior Vice President

4

J.P. MORGAN SECURITIES LLC

By:	/s/ Kenneth A. Lang
Name: Kenneth A. Lang
Title: Managing Director

5

SCHEDULE I

GUARANTORS	JURISDICTION OF ORGANIZATION
Airstar Corporation	Utah
Huntsman Advanced Materials Americas LLC	Delaware
Huntsman Advanced Materials LLC	Delaware
Huntsman Australia Inc.	Utah
Huntsman Chemical Purchasing Corporation	Utah
Huntsman Enterprises, Inc.	Utah
Huntsman Ethyleneamines LLC	Texas
Huntsman Fuels LLC	Texas
Huntsman International Financial LLC	Delaware
Huntsman International Fuels LLC	Texas
Huntsman International Trading Corporation	Delaware
Huntsman MA Investment Corporation	Utah
Huntsman MA Services Corporation	Utah
Huntsman Petrochemical LLC	Delaware
Huntsman Petrochemical Purchasing Corporation	Utah
Huntsman Procurement Corporation	Utah
Huntsman Propylene Oxide LLC	Texas
Huntsman Purchasing, Ltd.	Utah
Polymer Materials Inc.	Utah
Tioxide Americas LLC	Cayman Islands
Tioxide Group	United Kingdom

Exhibit A

Huntsman International LLC

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE:  [DATE] *

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Huntsman International LLC (the “Company”) 8 5/8% Senior Subordinated Notes due 2021 (the “Securities”) are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof.  In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response].  Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you.  If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Huntsman International LLC, 500 Huntsman Way, Salt Lake City, Utah 84108, (801) 532-5200.

*Not less than 28 calendar days from date of mailing.

Huntsman International LLC

Notice of Registration Statement
and
Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) among Huntsman International LLC (the “Company”), the Guarantors named therein and the Purchasers named therein.  Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [    ] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s 8 5/8% Senior Subordinated Notes due 2021 (the “Securities”).  A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement.  In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response].  Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.

The term “Registrable Securities” is defined in the Exchange and Registration Rights Agreement.

2

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3).  The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and the Trustee for the Securities the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

3

QUESTIONNAIRE

(1)	(a) Full Legal Name of Selling Securityholder:

(b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

(c) Full Legal Name of Euroclear Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

(2)	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

(3)	Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a) Principal amount of Registrable Securities beneficially owned:

CUSIP/ISIN No(s). of such Registrable Securities:

(b) Principal amount of Securities other than Registrable Securities beneficially owned:

CUSIP/ISIN No(s). of such other Securities:

(c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP/ISIN No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4)	Beneficial Ownership of Other Securities of the Company:

4

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all):  Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents.  Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices.  Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options.  In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume.  The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

5

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus.  The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect.  All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)	To the Company:	Huntsman International LLC
500 Huntsman Way
Salt Lake City, Utah 84108
Attention: General Counsel

(ii)	With a copy to:	Vinson & Elkins L.L.P.
2300 First City Tower
1001 Fannin
Houston, TX 77002
Attention: David Stone

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above).  This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)
By:

Name:
Title:

6

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Huntsman International LLC

500 Huntsman Way

Salt Lake City, Utah  84108

7

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

[        ]

Huntsman International LLC

[c/o       ]

[                                ]

[                                ]

Attention:  Huntsman Administrator

Re:          Huntsman International LLC (the “Company”)
8 5/8% Senior Subordinated Notes due 2021

Dear Sirs:

Please be advised that [      ] has transferred $                     aggregate principal amount of the above-referenced Securities pursuant to an effective Registration Statement on Form [      ] (File No. 333-           ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Securities is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Securities transferred are the Securities listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)